WILLIAM BLAIR FUNDS

William Blair Emerging Markets Small Cap Growth Fund

Supplement dated April 21, 2025, to the Summary Prospectus and Prospectus,

as supplemented, each dated May 1, 2024

Effective April 21, 2025, the information below replaces similar disclosure in the Summary Prospectus and Prospectus under “William Blair Emerging Markets Small Cap Growth Fund – Summary – Management.”

Portfolio Managers. Todd M. McClone and Casey Preyss, Partners of the Adviser, co-manage the Fund. Mr. McClone has co-managed the Fund since its inception in 2011. Mr. Preyss has co-managed the Fund since 2016.

Effective April 21, 2025, corresponding changes are made in the Prospectus under “Management of the Funds – Portfolio Management.”

Dated: April 21, 2025

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.